EXHIBIT 99.2

                          VARIAN MEDICAL SYSTEMS, INC.
                             2005 OMNIBUS STOCK PLAN
                              NON-EMPLOYEE DIRECTOR
                       NONQUALIFIED STOCK OPTION AGREEMENT

        Varian Medical Systems, Inc. (the "Company") hereby grants you, [NAME] (the "Director"), a nonqualified stock option under the Company's 2005 Omnibus Stock Plan (the "Plan"), to purchase shares of common stock of the Company ("Shares"). The date of this Agreement is [GRANT DATE] (the "Grant Date"). In general, the latest date this option will expire is [EXPIRATION DATE] (the "Expiration Date"). However, as provided in the attached Non-Employee Director, Terms and Conditions of Nonqualified Stock Option ("Appendix A"), this option may expire earlier than the Expiration Date. Subject to the provisions of Appendix A and of the Plan, the principal features of this option are as follows:

MAXIMUM NUMBER OF SHARES
PURCHASABLE WITH THIS OPTION:              PURCHASE PRICE PER SHARE: $

SCHEDULED VESTING DATE:                    NUMBER OF SHARES*:

*Shares vest in whole share increments; fractions of shares vest only when they equal whole share increments.

EVENT TRIGGERING                           MAXIMUM TIME TO EXERCISE
TERMINATION OF OPTION:                     AFTER TRIGGERING EVENT**:
----------------------------------------   -------------------------
Termination of Service due to Disability            3 years
Termination of Service due to Retirement            3 years
Termination of Service due to death                 3 years
Termination of Service due to completion
 of term as  Director                               3 years
All other Terminations of Service                   3 months

**However, in no event may this option be exercised after the Expiration Date (except in certain cases of the death of the Director).

        Your signature below indicates your agreement and understanding that this option is subject to all of the terms and conditions contained in Appendix A and the Plan. For example, important additional information on vesting and termination of this option is contained in Paragraphs 4 through 6 of Appendix A. ACCORDINGLY, PLEASE BE SURE TO READ ALL OF APPENDIX A AND THE PLAN, WHICH CONTAIN THE SPECIFIC TERMS AND CONDITIONS OF THIS OPTION. YOU CAN REQUEST A COPY OF THE PLAN BY CONTACTING THE CORPORATE HUMAN RESOURCES OFFICE IN PALO ALTO, CALIFORNIA.

VARIAN MEDICAL SYSTEMS, INC.               DIRECTOR


-------------------------------            -------------------------------------
Vice President, Human Resources            [DIRECTOR NAME]

                                   APPENDIX A
                              Non-Employee Director
                TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTION

        1. Grant of Option. The Company hereby grants to the Director under the Plan, as a separate incentive in connection with his or her service and not in lieu of any other compensation for his or her services, a nonqualified stock option to purchase, on the terms and conditions set forth in this Agreement and the Plan, all or any part of an aggregate of [NO. OF SHARES] Shares. This option is not intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended.

        2. Exercise Price. The purchase price per Share for this option (the "Exercise Price") shall be $[GRANT PRICE].

        3. Number of Shares. The number and class of Shares specified in Paragraph 1 above, and/or the Exercise Price, are subject to adjustment by the Board of Directors of the Company (the "Board") in the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination or other change in the corporate structure of the Company affecting the Shares.

        4. Vesting Schedule. The right to exercise this option is scheduled to vest fully as of the Grant Date.

        5. Expiration of Option. In the event of the Director's Termination of Service for any reason other than Disability, Retirement, completion of term as a Director or death, the Director may, within three (3) months after the date of such Termination, or prior to the Expiration Date, whichever shall first occur, exercise this option. In the event of the Director's Termination of Service due to Disability, or completion of term as a Director, Retirement, the Director may, within three (3) years after the date of such Termination, or prior to the Expiration Date, whichever shall first occur, exercise this option.

        6. Death of Director. In the event that the Director dies while in the employ of the Company or during the one (1) month, three (3) month or three (3) year periods referred to in Paragraph 5 above, the Director's designated beneficiary, or if either no beneficiary survives the Director or the Board does not permit beneficiary designations, the administrator or executor of the Director's estate, may, within three (3) years after the date of death, exercise this option. Any such transferee must furnish the Company (a) written notice of his or her status as a transferee, (b) evidence satisfactory to the Company to establish the validity of the transfer of this option and compliance with any laws or regulations pertaining to such transfer, and (c) written acceptance of the terms and conditions of this option as set forth in this Agreement.

        7. Persons Eligible to Exercise Option. This option shall be exercisable during the Director's lifetime only by the Director. The option shall not be transferable by the Director, except by (a) a valid beneficiary designation made in a form and manner acceptable to the Board, or (b) will or the applicable laws of descent and distribution.

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        8. Exercise of Option. This option may be exercised by the person then entitled to do so as to any Shares which may then be purchased (a) by giving written notice of exercise to the Secretary of the Company (or his or her designee), specifying the number of full Shares to be purchased and accompanied by full payment of the Exercise Price (and the amount of any income or other taxes the Company determines is required to be withheld by reason of such exercise), and (b) by giving satisfactory assurances in writing if requested by the Company, signed by the person exercising the option, that the Shares to be purchased upon such exercise are being purchased for investment and not with a view to the distribution thereof. In the absolute discretion of the Board, the person entitled to exercise the option may elect to satisfy the tax withholding requirement described in subparagraph (a) above by having the Company withhold Shares or delivering to the Company already-owned Shares. No partial exercise of this option may be for less than ten (10) Share lots or multiples thereof.

        9. Suspension of Exercisability. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of the purchase of Shares hereunder, this option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Company shall make reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

        10. No Rights of Stockholder. Neither the Director (nor any beneficiary) shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the Shares issuable pursuant to the exercise of this option, unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Director (or beneficiary).

        11. No Effect on Service. Nothing in this Agreement or the Plan shall confer upon the Director any right to continue service on the Board of the Company or its Subsidiaries (as the case may be).

        12. Address for Notices. Any notice to be given to the Company under the terms of this Agreement shall be addressed to the Company, in care of its Secretary at 3100 Hansen Way, Palo Alto, California 94304, or at such other address as the Company may hereafter designate in writing.

        13. Option is Not Transferable. Except as otherwise expressly provided herein, this option and the rights and privileges conferred hereby may not be transferred, pledged, assigned or otherwise hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, pledge, assign, hypothecate or otherwise dispose of this option, or of any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this option and the rights and privileges conferred hereby immediately shall become null and void.

        14. Maximum Term of Option. Notwithstanding any other provision of this Agreement except paragraph 6 above relating to the death of the Director (in which case this option is exercisable to the extent set forth therein), this option is not exercisable after the Expiration Date.

        15. Binding Agreement. Subject to the limitation on the transferability of this option contained herein, this Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

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        16. Conditions to Exercise. The Exercise Price for this option must be paid in the legal tender of the United States (including, in the Board's sole discretion, by means of a broker-assisted cashless exercise) or, in the Board's sole discretion, in Shares of equivalent value that (a) were previously issued to the Director and (b) have been held by the Director for at least six (6) months prior thereto. Exercise of this option will not be permitted until satisfactory arrangements have been made for the payment of the appropriate amount of withholding taxes (as determined by the Company). If the Director fails to remit to the Company such withholding amount within the time period specified by the Board (in its discretion), the award may be forfeited and in such case the Director shall not receive any of the Shares subject to this Agreement.

        17. Plan Governs. This Agreement is subject to all of the terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern. Capitalized terms and phrases used and not defined in this Agreement shall have the meaning set forth in the Plan.

        18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without reference to its principles of conflicts of law.

        19. Board Authority. The Board shall have all discretion, power, and authority to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Director, the Company and all other interested persons, and shall be given the maximum deference permitted by law. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

        20. Captions. The captions provided herein are for convenience only and are not to serve as a basis for the interpretation or construction of this Agreement.

        21. Agreement Severable. In the event that any provision in this Agreement shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement.

        22. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. The Director expressly warrants that he or she is not executing this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company.

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